SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2008

NBT BANCORP INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 SOUTH BROAD STREET, NORWICH, NEW YORK 13815

(Address of principal executive offices)

Registrant's telephone number, including area code: (607) 337-2265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

NBT Bancorp Inc. completed the acquisition of Mang Insurance Agency on September 1, 2008. Headquartered in Binghamton, N.Y., Mang Insurance Agency is one of the largest independent agencies in upstate New York and offers all types of insurance to tens of thousands of individuals and businesses from locations in 16 upstate New York communities.

NBT Bancorp is a financial holding company headquartered in Norwich, N.Y., with total assets of $5.3 billion at June 30, 2008. The company primarily operates through NBT Bank, N.A., a full-service community bank with two divisions, and through two financial services companies.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.
(Registrant)

/s/ Michael J. Chewens
Michael J. Chewens
Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

Date: September 3, 2008